Exhibit 99.1
Investor Presentation

HCC INSURANCE HOLDINGS, INC. Fourth Quarter and Year End 2009 Investor Presentation

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. In addition, certain amounts in 2003 - 2008 were adjusted due to 1/1/09 adoption of new accounting standards.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings, A1 (Good Security) by Moody's and A+ (Superior) by A.M. Best Company Assets of $8.8 billion, shareholders' equity of $3.0 billion and market capitalization of $3.2 billion as of December 31, 2009

2009 Operating Highlights Return On Average Equity of 12.5% Growth in Book Value Per Share of 14.2% Combined Ratio of 84.9% Expense Ratio of 25.2% Accident Year Combined Ratio of 87.5% Five Year Compounded Book Value Per Share Growth of 15.1%

2009 Financial Highlights Stock Buyback Dividend Increase Term Debt OTTI Debt to Capital

Strategic Decisions Merged Lloyd's Syndicates Sold Rattner Mackenzie to Guy Carpenter Exited Retail Business Sold Interest in SureTec Hired Teams of People

Lines of Business Overview ($ in millions) Total 2009 Gross Written Premium $ 1,148 $ 846 $ 176 $ 187 $ 203 $ 2,560 2009 Net Written Premium $ 916 $ 797 $ 124 $ 102 $ 107 $ 2,046 Key Lines Directors' and Officers' Liability Errors and Omissions Financial Products Surety and Fidelity Credit Employment Practices Liability Medical Stop-Loss Specialty Disability Group Life Medical Excess Alternative Workers Comp / Occupational Accident Pleasure & Business Aircraft Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft Energy - Onshore and Offshore Property Marine Accident and Health U.K. Liability Public Entity Event and Contingency Brown Water Marine DIC Diversified Financial Products Group Life, Accident & Health London Market Other Specialty Aviation HCC

Lines of Business Comparison ($ in millions) Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines

Historical Performance Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 2009 5 year HCC average 5 year peer average Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.597 0.612 0.579 Expense Ratio 0.267 0.261 0.25 0.238 0.25 0.252 0.25 0.349 Total 0.905 0.932 0.842 0.834 0.854 0.849 0.862 0.928 GAAP Underwriting Ratios Net Written Premium ($ in millions) 1 Peer group defined as AFG, AGII, MKL, NAVG, ORI, RLI and WRB. 5 year peer average calculated by HCC as simple mean using SEC filings for peer companies. 2003 2004 2005 2006 2007 2008 2009 YTD 3Q'09 Gross Written Premium 1620 1980 2040 2240 2450 2500 2560 1900 CAGR (2004-2009): 5.3% 2003 2004 2005 2006 2007 2008 2009 YTD 3Q'09 Gross Written Premium 1620 1110 1500 1810 1990 2060 2050 1530 CAGR (2004-2009): 13.1% 1

2009 Underwriting Performance GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 Loss Ratio 0.597 0.597 0.492 0.492 0.6029 0.6029 0.5468 0.5468 0.638 0.638 0.767 0.767 0.413 0.413 0.614 0.614 Net Positive Development 0.026 0.082 0.004 0.129 0.013 0.059 0.136 0.062 Expense Ratio 0.252 0.252 0 0.335 0.335 0 0.366 0.366 0 0.4057 0.4057 0 0.334 0.334 0 0.418 0.418 0 0.41 0.41 0 0.328 0.328 0.849 0.875 0.827 0.909 0.969 0.973 0.95 1.079 0.972 0.985 1.185 1.244 0.823 0.959 0.942 1.004 Peer Group Comparison - 2009 Combined Ratios Note: Calculated by HCC using 12/31/09 SEC filings. HCC AGII MKL NAVG ORI WRB AFG RLI

Strong, Predictable Return on Equity For the period beginning 1/1/04 and ending 12/31/09. Note: Calculated by HCC using 12/31/09 SEC filings for peer companies.

Strong BVPS Growth For the period beginning 1/1/04 and ending 12/31/09. Note: Calculated by HCC using 12/31/09 SEC filings for peer companies.

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Shareholders' Equity 440430000 458439000 530930000 765.347 884.671 1059.135 1341.274 1702.015 2050.009 2443.695 2640.023 3031 Book Value per Share 8.29 9.45 11.04 13.14 15.36 18.35 21.24 23.27 26.58 Growth in Shareholders' Equity and BVPS ($ in millions, except per share data) Note: 2003 - 2008 amounts reflect HCC's retrospective adoption of new accounting standard related to convertible debt, which was effective on 1/1/09. BVPS CAGR: 15.7%

Characteristics That Make HCC Unique Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 1 Peer group defined as AFG, AGII, MKL, NAVG, ORI, RLI and WRB.

HCC Underwriters Compensation Example 1 Excludes Investment Income. End result is HCC's underwriters are incented on underwriting profits

A Diverse Collection of Profitable Businesses... Short Medium 4th Qtr East 0.56 0.44 20.4 Short Tail vs. Medium Tail Short Tail Medium Tail Domestgic International East 0.8 0.2 Domestic vs. International International Domestic Note: Based on gross written premium for the year ended 12/31/09.

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.0296 0.0412 Wind 0.0192 0.0204 Probable Maximum Loss (PML)1 historically managed to one quarter's pretax earnings from a single event 1 PML calculated as of 12/31/09. Based on RMS Cat Model 9.0 and internal assessment of PMLs. Net PML as % of Shareholders' Equity

Average Rating AA+ Average Duration 4.9 years Average Maturity 6.5 years Average Yield1 4.2% Average Tax 5.1% Equivalent Yield1 Average Duration 4.2 years Fixed Income Securities $ 4,640 Short-term and Other Investments 815 Total Investments $ 5,455 Investment Portfolio December 31, 2009 ($ in millions) 1 Excludes realized and unrealized investment gains and losses. Fixed Income Securities Total Investments

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 45 40 0 1.1 15 Short Term Investments: 15% Tax Exempt Securities: 40% Avg. Rating: AA Avg. Maturity: 9.7 years Avg. Duration: 6.8 years Taxable Securities: 45% Avg. Rating: AA+ Avg. Maturity: 3.6 years Avg. Duration: 3.3 years Investment Portfolio December 31, 2009

1 % of fair value of fixed income securities. Total $17M of OTTI credit losses recognized through earnings from 1/1/08 - 12/31/09 Investment Analysis As of December 31, 2009 ($ in millions)

1 Includes net realized gain or loss from sale of securities and other-than-temporary impairment losses included in earnings. Source: Public filings for individual companies. HCC's Investment Portfolio Losses vs. Peers For the Period of 1/1/07 - 12/31/09

HCC Surpasses Peers in Value Creation 1 Calculated by HCC using 12/31/09 and prior SEC filings for peer companies. Source: Public filings for individual companies. Compounded annualized return on tangible book value per share, including dividends1

HCC AFG AGII MKL NAVG ORI RLI WRB Debt to Equity 0.09 0.18 0.162 0.257 0.125 0.082 0.107 0.272 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - Debt to Total Capital Ratios as of December 31, 2009 Note: Calculated by HCC using 12/31/09 SEC filings for peer companies.

Favorable Reserve Development ($ in millions) 2003 2004 2005 2006 2007 2008 2009 Cumulative redundancy (deficiency) -123.2 -30 1 27 29 82.4 54 Net Reserve Development Excl. Commutations Reserve redundancies in past four years primarily in Financial Products line, London Market account, assumed quota share program (Other Specialty) and Aviation line Reserve deficiencies in 2004 primarily due to certain discontinued assumed accident and health business 2005, 2006 and 2007 exclude losses of $26 million, $20 million, and $3 million, respectively, related to commutations of certain discontinued assumed accident and health business Favorable Unfavorable

Quality Reinsurance Security ($ in millions) Reinsurers1 Reinsurer A.M. Best rating Gross recoverable2 Gross recoverable2 Net recoverable3 Net recoverable3 Transatlantic A $ 129 $ 107 $ 107 Hannover Re A 106 80 80 ACE A+ 68 58 58 Swiss Re A 58 49 49 Arch A 48 39 39 Axis A 51 37 37 1 A.M. Best ratings are as of 12/31/09. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Highly rated reinsurance partners Reserve for uncollectible reinsurance of $3 million at 12/31/09 on over $1 billion of recoverables 52% of gross recoverables at 12/31/09 were collateralized or had available offsets from reinsurers4 Year 2004 2005 2006 2007 2008 2009 Recoverables as % SH Equity 0.82 0.8 0.573 0.392 0.4 0.34 Recoverables Declining as % of Equity

HCC's Value Proposition Non-correlated portfolio of business Maintains a double-digit margin in a very competitive market Conservative investment portfolio Strong cash flow Experienced management team 1 Total value creation equal to compounded annualized return on tangible book value per share, including dividends compared to AGII, CB, MKL, NAVG, RLI, TRV and WRB through 12/31/09. HCC is Highest in Shareholder Value Creation 3, 5, 10 Years1